SECTION 1350 CERTIFICATION
                                       OF
                                 ALBERT R. REDA


In connection with the annual report of Seamless Wi-Fi, Inc. ("Company") on Form 10-KSB for the year ended June 30, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September  28,  2005             /s/Albert  R.  Reda
                                         -------------------------------------
                                         Albert R. Reda, Chief Financial Officer


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